                                                                    Exhibit 99.9

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)
                                 SERIES 1998-A


Pursuant to the "Pooling and Servicing Agreement"), dated as of June 1, 1995, (the "Pooling and Servicing Agreement"), among First USA Bank, National Association, as Transferor and Servicer ("First USA"), First USA, as Transferor, and Bankers Trust Company, as trustee (the "Trustee"). First USA as Servicer is required to prepare certain information each month regarding current distributions to Series 1998-A Certificateholders and the performance of the CC Master Credit Card Trust II (the "Trust")during the previous month. The information which is required to be prepared with respect to the August 15, 2000, Distribution Date (referred to herein as the "Distribution Date"), and with respect to the performance of the Trust during the July, 2000, Monthly Period (referred to herein as the Monthly Period") is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 1998-A Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A)   Information Regarding Distributions to the Class A
     Certificateholders, per $1,000 original certificate principal amount.

     (1)  The total amount of the distribution to Class A           $ 5.4586458
          Certificateholders, per $1,000 original certificate principal amount

     (2)  The amount of the distribution set forth in paragraph
          1 above in respect of interest on the Class A             $ 5.4586458
          Certificates, per $1,000 original certificate principal amount

     (3)  The amount of the distribution set forth in paragraph 1
          above in respect of principal of the Class A              $ 0.0000000
          Certificates, per $1,000 original certificate principal amount

B)   Class A Investor Charge Offs and Reimbursement of Charge Offs

     (1)  The amount of Class A Investor Charge Offs              $  0.0000000

     (2)  The amount of Class A Investor Charge Offs set forth
          in paragraph 1 above, per $1,000 original certificate   $  0.0000000
          principal amount

     (3)  The total amount reimbursed in respect of Class A       $  0.0000000
          Investor Charge Offs

     (4)  The amount set forth in paragraph 3 above, per $1,000   $  0.0000000
          original certificate principal amount

     (5)  The amount, if any, by which the outstanding principal
          balance of the Class A Certificates exceeds the Class   $  0.0000000
          A Invested Amount after giving effect to all transactions on such Distribution Date

C)   Information Regarding Distributions to the Class B
     Certificateholders, per $1,000 original certificate principal amount.

     (1)  The total amount of the distribution to Class B         $  5.6600347
          Certificatedholders, per $1,000 original certificate principal amount

     (2)  The amount of the distribution respect of interest on
          the Class B Certificates, per $1,000 original           $  5.6600347
          certificate principal amount

     (3)  The amount of the distribution set forth in paragraph
          1 above in respect of principal on the Class B          $  0.0000000
          Certificates, per $1,000 original cerificate principal amount

D)   Class B Investor Charge Offs and Reimbursement of Charge
     Offs

     (1)  The amount of Class B Investor Charge Offs             $  0.0000000

     (2)  The amount of Class B Investor Charge Offs set forth
          in paragraph 1 above, per $1,000 original certificate $ 0.0000000 principal amount

     (3)  The total amount reimbursed in respect of Class B      $  0.0000000
          Investor Charge Offs

     (4)  The amount set forth in paragraph 3 above, per $1,000
          original certificate principal amount                  $  0.0000000

     (5)  The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class
          B Invested Amount after giving effect to all           $  0.0000000
          transactions on such Distribution Date

                         First USA Bank, National Association,
                         as Servicer


                         By  /s/ Tracie H. Klein
                           ----------------------
                                Tracie H. Klein
                                First Vice President